ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:                April 1, 1998 - April 30, 1998
                                  ------------------------------

Settlement Date:                         15-May-98
                                         ---------

A.  SERIES INFORMATION

    Advanta Leasing Receivables Corp. IV and
    Advanta Leasing Receivables Corp. V
    Equipment Receivables Asset-Backed Notes,
    Series 1998-1

I.  SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

    (a.) Beginning Aggregate Contract Principal Balance  ("ACPB").. . . . . . . . . . . . . . . . . . . . . . . .  $375,000,304.00
                                                                                                                   ---------------
    (b.) Contract Principal Balance of all Collections allocable to Contracts . . . . .          $ 15,237,486.67
                                                                                                 ---------------
    (c.) Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . .          $    116,972.58
                                                                                                 ---------------
    (d.) Total decline in Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 15,354,459.25
                                                                                                                   ---------------
         PLEDGES ON THIS SETTLEMENT DATE

    (e.) Aggregate Contract Principal Balance of all Contracts pledged on this
         Settlement Date in accordance with section 1.03 of the Supplement . . . . . . . . . . . . . . . . . . .   $ 15,354,466.72
                                                                                                                   ---------------

    (f.) Amounts to be on deposited in Additional Property Funding Account as of this Settlement Date . . . . . .             0.00
                                                                                                                   ---------------

    (g.) Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. . . . . . . . .  $375,000,311.47
                                                                                                                   ---------------
         Balances on this Settlement Date after payment on the related Payment Date
    (h.) Class A Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . . .   $331,200,000.00
                                                                                                                   ---------------
         (Class A Note Factor       1.0000000
                                -------------
    (i1.)           Class A-1 Principal Balance . . . . . . . . . . . . . . .                    $ 72,000,000.00
                                                                                                 ---------------
    (i2.)           Class A-2 Principal Balance . . . . . . . . . . . . . . .                    $190,000,000.00
                                                                                                 ---------------
    (i3.)           Class A-3 Principal Balance . . . . . . . . . . . . . . .                    $ 23,300,000.00
                                                                                                 ---------------
    (i4.)           Class A-4 Principal Balance . . . . . . . . . . . . . . .                    $ 45,900,000.00
                                                                                                 ---------------
    (j.) Class B Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . . .   $ 18,938,000.00
                                                                                                                   ---------------
         (Class B Note Factor       1.0000000
                                -------------
    (k.) Class C Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . . .   $  9,862,000.00
                                                                                                                   ---------------
         (Class C Note Factor       1.0000000
                                -------------
    (l.) Class D Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . . .   $ 15,000,304.00
                                                                                                                   ---------------
         (Class D Note Factor       1.0000000
                                -------------

II. COMPLIANCE RATIOS

    (a.) Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related Calculation Date. . . .   $398,272,772.34
                                                                                                                   ---------------

    (b1.)% of CBR 31 days or more delinquent as of the related Calculation Date  . . . . . . . . . . . . . . . .              4.89%
                                                                                                                   ---------------
    (b2.)Preceeding Month %:                                           . . . . . . . . .. . . . . . . . . . . . .        N/A
                            --------------                                                                         ---------------
    (b3.)2nd Preceeding Month                                          . . . . . . . . .. . . . . . . . . . . . .        N/A
                             -------------                                                                         ---------------
    (b4.)Three month rolling average % of CBR 31 days or more delinquent . . . . . . . .. . . . . . . . . . . . .        N/A
                                                                                                                   ---------------

    (c.) (Revolving Period Only)
         Does the current month % of CBR which are 31 days or more delinquent exceed 11.5% ?  Y or N. .. . . . .          NO
                                                                                                                   ---------------
         (If Yes, then an Amortization Event occurs)

    (d.) Does the three month rolling average % of CBR which are 31 days or more delinquent exceed 10.5% ? . Y or N      N/A
                                                                                                                   ---------------
         (If Yes, then an Amortization Event occurs)

    (e1.)Monthly Net Loss Percentage for the related Collection Period  . . . . . . . . . . . . . . . . . . . . .            -0.00%
                                                                                                                   ---------------
    (e2.)Preceeding Month %:                                           . . . . . . . . .. . . . . . . . . . . . .        n/a
                            --------------                                                                         ---------------
    (e3.)2nd Preceeding Month                                          . . . . . . . . .. . . . . . . . . . . . .        n/a
                              ------------                                                                         ---------------
    (e4.)Three month average % of Monthly Net Loss Percentage . . . . . . . . . . . . . . . . . . . . . . . . . .        n/a
                                                                                                                   ---------------
         (If greater than 3.75%, then an Amortization Event Occurs)

         (Amortization Period Only)
    (f)  Cumulative Net Loss Percentage as of the related Collection Period  . . . . . . . . . . . . . .. . . . .        N/A
                                                                                                                   ---------------
         Does the Cumulative Net Loss Percentage exceed

    (f1.)4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N. . . . . . . . . . . .        N/A
                                                                                                                   ---------------
    (f2.)5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N . . . . . . . . . . .        N/A
                                                                                                                   ---------------
    (f3.)7.0 % from 25th Collection Period and thereafter ? Y or N . . . . . . . .. . . . . . . . . . . . ..  . .        N/A
                                                                                                                   ---------------
         (If Yes to f1 or f2 or f3, then a Residual Event occurs)

    (g1.)Residual Realization for the related Collection Period . . . . .. . . . .. . . . . . . . . . . . . . . .           141.15%
                                                                                                                   ---------------
    (g2.)Preceeding Month %:                                           . . . . . . . . .. . . . . . . . . . . . .        N/A
                                                                                                                   ---------------
    (g3.)2nd Preceeding Month                                          . . . . . . . . .. . . . . . . . . . . . .        N/A
                                                                                                                   ---------------
    (g4.)Three month rolling average Residual Realization Ratio  . . . . . . . . . . . .. . . . . . . . . . . . .        N/A
                                                                                                                   ---------------
         (If less than 100%, then a Residual Event Occurs)


III. FLOW OF FUNDS

         The amount of available funds on deposit in the Series 1998-1 Facility Account . . . . . . . . . . . . .  $ 23,087,333.41
                                                                                                                   ---------------

     (1) On each Payment Date prior to the Amortization Date

   (a.)  To the Servicer, Nonrecoverable Servicer Advances and other amounts due  . . . . . . .. . . . . . . . . . $  2,238,478.19
                                                                                                                   ---------------
   (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income, if any . . . .            0.00
                                                                                                                   ---------------

         To Series 1998-1 Noteholders:
   (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period.. . . . . $  1,665,295.03
                                                                                                                   ---------------
                    Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. . . .         $    357,740.00
                                                                                                 ---------------
                    Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. . . .         $    952,216.67
                                                                                                 ---------------
                    Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. . . .         $    118,978.86
                                                                                                 ---------------
                    Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. . . .         $    236,359.50
                                                                                                 ---------------
   (d.)  Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . . .  $     99,477.11
                                                                                                                   ---------------
   (e.)  Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . . .  $     55,114.88
                                                                                                                   ---------------

   (f.)  Available Funds remaining in Series 1998-1 Facility Account . . . . . . . . . . . . . . . . . . . . . . . $ 19,028,968.20
                                                                                                                   ---------------

         From (x) the amount remaining in the Facility Account and . . . . . . . . .. .          $ 19,028,968.20
                                                                                                 ---------------
         (y) the amount on deposit in the Additional Property Funding Account ("APFA") .                    0.00
                                                                                                 ---------------
         ("Available Additional Property Funding Amount") as follows: . . . . . . . . . . . . . . . . . . . .. ..  $ 19,028,968.20
                                                                                                                   ---------------

     (A) To the Series Obligors, an amount equal to the least of . . . . . . . . . . . . . . . . . . . . . . . . . $ 15,237,486.67
                                                                                                                   ---------------
         (i) the Available Additional Property Funding Amount . . . . . .. . . . . . . .         $ 19,028,968.20
                                                                                                 ---------------
         (ii) the sum of (a) the excess ACPB as of the second preceding Calc. Date over
         the ACPB as of the preceding Calc. Date plus (b) . . . . . . . .. . . . . . . .         $ 15,237,486.67
                                                                                                 ---------------
         amount on deposit in the APFA on such payment date and . . . . . . . . . . . .                     0.00
                                                                                                 ---------------
         (Additional Property Funding Requirement)

         (iii) ACPB of all Additional Contracts actually pledged on the Payment Date . .         $ 15,354,466.72
                                                                                                 ---------------
         and
     (B) To the Additional Property Funding Account, the lesser of                                                            0.00
                                                                                                                   ---------------
         (i) the excess, if any, (x) Additional Property Funding Requirement over . . .          $ 15,237,486.67
                                                                                                 ---------------
         (y) ACPB of all Additional Contracts actually pledged on the Payment Date . . .         $ 15,354,466.72
                                                                                                 ---------------
         Subtotal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .         $   (116,980.05)
                                                                                                 ---------------
         and (ii) the remaining Available Additional Property Funding Amount . . . . . .         $  3,791,481.53
                                                                                                 ---------------


   (g1)   Until the Reserve Account Funding Date:
          To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . .. . . .  $    322,916.93
                                                                                                                   ---------------

   (g2)   After the Reserve Account Funding Date:
          To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . . . . . . .            0.00
                                                                                                                   ---------------

   (h)    To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . .. . . . . . . . . . . $  3,076,796.10
                                                                                                                   ---------------

   (i)    Upon the occurrence of a Residual Evethe lesser of:
          (A) the Available Funds remaining on deposit in the Facility Account and . . .                    0.00
                                                                                                 ---------------
          (B) the aggregate amount of Residual Receipts included in Available Funds  . .                    0.00
                                                                                                 ---------------
          To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------

     (2)  On the Payment Date which is also the Amortization Date and each Payment Date thereafter

   (a.)   To the Servicer, Unrecoverable Servicer Advances . . . . . . .. . . . . . . . . .. . . . . . . . . . . .        N/A
                                                                                                                   ---------------

    (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income, if any . . .         N/A
                                                                                                                   ---------------

          To Series 1998-1 Noteholders:

    (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period.. . . .         N/A
                                                                                                                   ---------------
                     Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. . . .           N/A
                                                                                                 ---------------
                     Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. . . .           N/A
                                                                                                 ---------------
                     Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. . . .           N/A
                                                                                                 ---------------
                     Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. . . .           N/A
                                                                                                 ---------------
    (d.)  Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                   ---------------
    (e.)  Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                   ---------------

    (f.)  To Series 1998-1 Noteholders:

          To Class A, the total Principal Payment and Class A Overdue Principal, if any  . . . . . . . . . . .. .         N/A
                                                                                                                   ---------------
                     Principal Payment to Class A-1 Noteholders  . . . . . .. . . . . . .           N/A
                                                                                                 ---------------
                     Principal Payment to Class A-2 Noteholders  . . . . . .. . . . . . .           N/A
                                                                                                 ---------------
                     Principal Payment to Class A-3 Noteholders  . . . . . .. . . . . . .           N/A
                                                                                                 ---------------
                     Principal Payment to Class A-4 Noteholders  . . . . . .. . . . . . .           N/A
                                                                                                 ---------------
          To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                   ---------------
          To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                   ---------------

    (g)   Overdue Principal (included in the Principal Payments per above, if any):

          To Class A, total for Overdue Principal . . . . . . . . . . . . . . . . .. . .            N/A
                                                                                                 ---------------
                     Overdue Principal to Class                   N/A
                                                          -------------------
                     Overdue Principal to Class                   N/A
                                                          -------------------
                     Overdue Principal to Class                   N/A
                                                          -------------------
                     Overdue Principal to Class                   N/A
                                                          -------------------
          To Class B for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . .           N/A
                                                                                                 ---------------
          To Class C for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . .           N/A
                                                                                                 ---------------

    (h1.) Until the Reserve Account Funding Date:

          To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . .. . . .         N/A
                                                                                                                   ---------------

    (h2.) After the Reserve Account Funding Date:

          To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . . . . . . .        N/A
                                                                                                                   ---------------

    (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to

          the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . .. . . . . . . . . . .        N/A
                                                                                                                   ---------------

    (j.)  Upon the occurrence of a Residual Event           the lesser of:

    (j1.) (A) the Available Funds remaining on deposit in the Facility Account and . . .            N/A
                                                                                                 ---------------
    (j2.) (B) the aggregate amount of Residual Receipts included in Available Funds . . .           N/A
                                                                                                 ---------------
    (j3.) To be deposited to the Residual Account . . . . . . . . . . ..  .. . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                                                   ---------------

    (k.)  To Class D Noteholders for Principal Payment . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------
    (l.)  To Class D Noteholders for Overdue Principal, if any . . .. . . . . . . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------

     (3)  To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . .. . . . . . . .  $    322,916.93
                                                                                                                   ---------------

     (4)  To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit
          in the Facility Account . . . . . . . . . . . . . . .. . . . . . . . . . . . .. . . . . . . . . . . . .  $     68,851.58
                                                                                                                   ---------------

IV. SERVICER ADVANCES

    (a.)  Aggregate amount of Servicer Advances at the beginning of the related Collection Period. . . . . . . . .            0.00
                                                                                                                   ---------------
    (b.)  Servicer Advances reimbursed during the related Collection Period . . . . . . . .  . . . . . . . . . . .            0.00
                                                                                                                   ---------------
    (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the
          Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------
    (d.)  Servicer Advances made during the related Collection Period . . . . . . . . . . . . . . . . . . . . . .  $  2,798,024.74
                                                                                                                   ---------------
    (e.)  Aggregate amount of Servicer Advances at the end of the Collection
          Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  2,798,024.74
                                                                                                                   ---------------

V.  RESERVE ACCOUNT

    (a.)  Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . . . . . $  8,280,000.00
                                                                                                                   ---------------
    (b.)  Amounts used to cover shortfalls, if any,  for the related Collection Period . . . . . . . . . . . . . . $          0.00
                                                                                                                   ---------------
    (c.)  Amounts transferred from the Facility Account, if applicable. . . . . . . . . . . . . . . . . . . . . .  $  3,399,713.03
                                                                                                                   ---------------
    (d.)  Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . .  $     20,286.97
                                                                                                                   ---------------
    (e.)  Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . . . . . . . . .  $ 11,700,000.00
                                                                                                                   ---------------

    (f.)  Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . . . . . . . . . $ 11,700,000.00
                                                                                                                   ---------------

    (g1.) If (f) is greater than (e), then amount of shortfall . . . . . . . . . .. . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------
    (g2.) If (e) is greater than (f), then excess amount to be transferred to the Series Obligors . . . . . . . .             0.00
                                                                                                                   ---------------

    (h.)  Amounts on deposit as of this Settlement Date (e minus g2). . . . . . . . . . . . . . . . . . . . . . .  $ 11,700,000.00
                                                                                                                   ---------------

VI. RESIDUAL ACCOUNT

    (a.)  Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------
    (b.)  Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------
    (c.)  Amounts used to cover shortfalls for the related Collection Period . . . .. . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------
    (d.)  Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------
VII. ADDITIONAL PROPERTY FUNDING ACCOUNT

    (a.)  Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------
    (b.)  Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------
    (c.)  Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------
    (d.)  Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . . . . .             0.00
                                                                                                                   ---------------


VIII. ADVANCE PAYMENTS

    (a.)  Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  6,347,253.75
                                                                                                                   ---------------
    (b.)  Amount of Advance Payments collected during the related Collection Period . . . . . . . . . . . . . . .  $  2,379,867.69
                                                                                                                   ---------------
    (c.)  Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . . . . . . . . . $     28,722.74
                                                                                                                   ---------------
    (d.)  Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . . . . . . . . . $  5,754,452.09
                                                                                                                   ---------------
    (e.)  Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  3,001,392.09
                                                                                                                   ---------------


    ADVANTA BUSINESS SERVICES  CORP., as Servicer

    By:       /S/ SUSAN McVEIGH
       ------------------------------------------
              SUSAN McVEIGH

    Title:    MGR. SECURITIZATION & TREASURY
              -----------------------------------
    Date:     MAY 12, 1998
              -----------------------------------